ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                NOVEMBER 30, 1996


                                    AMERICAN
                                     CENTURY
                                      GROUP


                                 Capital Manager

                                 [front cover]


                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Performance Information ............................5
Management Q & A ...................................6
Schedule of Investments ............................9
Statement of Assets and Liabilities ...............15
Statement of Operations ...........................16
Statements of Changes in Net Assets ...............17
Notes to Financial Statements .....................18
Financial Highlights ..............................21
Independent Auditors' Report ......................22
IRA/403(b) Information ............................23
Background Information
     Investment Philosophy & Policies .............24
     Comparative Indices ..........................24
     Lipper Rankings ..............................24
Glossary ..........................................25


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                 American Century Investments -- Family of Funds


     Benham Group         American Century Group       Twentieth Century Group

  MONEY MARKET FUNDS        ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS


                              Capital Manager


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and The Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview


o U.S. stocks posted strong returns during the year ended November 30, 1996, with the major stock indices returning more than 20%. However, large-cap stocks had substantially higher returns than small-cap stocks.

o Despite a somewhat volatile year, U.S. bonds finished with slightly positive returns. After suffering declines -during the first half of 1996, bonds rebounded in October and November.

o Foreign stock returns were generally positive, although a strengthening U.S. dollar reduced returns in many of these markets. Strong performers included northern Europe and Hong Kong, while the two largest markets outside of the U.S.--Japan and the U.K.--struggled.

o Foreign bond markets benefited from government deficit-reduction efforts and interest rate cuts by many of the world's central banks. However, for U.S. investors, the stronger dollar reduced foreign bond returns to the same level as domestic bonds.


Capital Manager


o The fund outperformed its benchmark but underperformed its Lipper peer group average during the fiscal year.

o The fund was consistently overweighted in foreign stocks during the year, but we made several adjustments to its domestic holdings. We overweighted domestic stocks and underweighted U.S. bonds early in the year, but we reversed this position in the summer. By the end of the period, the fund returned to a roughly neutral asset mix (except for an overweighted position in foreign stocks).

o Going forward, we see more value overseas than we do domestically, so we plan to overweight the fund's foreign investments while remaining neutral in its U.S. holdings.

o Foreign stocks should benefit from improving global economies and increased fiscal responsibility. We're more wary of the U.S. stock market, although we see some value among small-cap stocks.

o We expect moderating economic growth to result in a fairly stable U.S. bond market, but we are keeping an eye on inflation and congressional budget reform.


                                 Capital Manager

                          Total Returns:AS OF 11/30/96
                                 6 Months 8.82%*
                                  1 Year 15.58%

                            Net Assets:$83.0 million
                                (AS OF 11/30/96)

                            Inception Date: 12/1/94

                              Ticker Symbol: BCMFX

                               * Not annualized.


Annual Report                                            Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   The fiscal year ended November 30, 1996, was an eventful one, both in the global financial markets and for our company. The U.S. stock market rallied to all-time highs in late spring and from late summer into fall. After a rocky period in the first half of the year, U.S. bonds stabilized during the summer and enjoyed a rebound in October and November. Foreign stock and bond markets also produced positive returns during the period. In the following pages, our investment management team provides further details about the markets and how your fund was managed during the period.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Capital Manager fund has moved into the American Century Group because the fund's investment characteristics--diversification and asset allocation--match key attributes of that group.

   This report is the first in a new annual report format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies


/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies


2     Our Message to You                            American Century Investments


                                 PERIOD OVERVIEW

U.S. Stocks

   Repeating their 1995 performance, U.S. stocks posted strong returns in 1996. For the year ended November 30, 1996, the major U.S. stock indices (such as the S&P 500 and Nasdaq Composite) produced returns in excess of 20% and repeatedly reached record highs throughout the year.

   Strong corporate earnings growth was the main reason for the 1995 stock rally, but this year's gains were driven primarily by incoming cash flows. Investors poured more than $200 billion into stock mutual funds in 1996, nearly doubling the record set in 1993. This remarkable demand pushed stock prices higher and prompted a slew of stock offerings from both established and newly public companies.

   Although U.S. stock returns were strong across the board, changing investor behavior led to a divergence between the performance of large-capitalization stocks (such as those in the S&P 500) and small-capitalization stocks (such as those in the Russell 2000). Evidence of weaker economic growth in the last three months of the period fueled concerns about slowing earnings growth. As a result, many investors migrated to the largest, most liquid companies available, and this "flight to quality" pushed large-cap stocks up dramatically. Between September and November, the S&P 500 surged by more than 16%, while the small-cap Russell 2000 rose by less than 7% during the same period (see the accompanying table for one-year returns).

   Financial and consumer stocks were among the top-performing industry sectors, along with selected technology shares. Lagging sectors included steel companies and electric utility stocks.

U.S. Bonds

   It was a "coupon-clipping" year in the U.S. bond market--slight bond price losses during the year ended November 30 were largely offset by interest coupon payments. For example, the two-year Treasury note posted a total return of 5.17% during the period, while the 30-year Treasury bond returned 3.66% (see the accompanying table for broad bond index returns).

   However, the sedate returns masked some bond market volatility during the period. After falling in late 1995, bond yields soared in the first and second quarters of 1996 when signs of stronger economic growth sparked inflation fears. The 30-year Treasury bond yield, which had fallen as low as 6% in January, rose above 7% by May as the market priced in a short-term interest rate increase by the Federal Reserve. This change in yield equated to a bond price decline of more than 12%.

   Bonds traded listlessly throughout the summer, reflecting the market's uncertainty about the economic outlook. But the Fed held short-term interest rates steady through the end of the period, and increasing evidence of moderating economic growth ultimately convinced the bond market that a rate hike was unnecessary. This conclusion sparked a substantial rebound in the bond market--Treasury yields fell across the maturity spectrum throughout October and November.

   Mortgage-backed securities, with their higher yields, were the top-performing fixed-income sector during the period. Among other bond sectors, corporate bonds outperformed Treasury and government securities. The strengthening economy led to improving business conditions and better credit quality among corporate securities, which in turn enhanced the price gains of corporate bonds.


 U.S. STOCK MARKET PERFORMANCE

 For the one-year period ended November 30, 1996

 S&P 500                               27.87%
 Russell 2000                          16.52%



 U.S. BOND MARKET PERFORMANCE

 For the one-year period ended November 30, 1996

 Salomon Brothers Broad
    Investment Grade Bond Index          5.98%
 Lehman Aggregate Bond Index             6.07%


Annual Report                                              Period Overview     3


                                 PERIOD OVERVIEW

Foreign Stocks

   Global stock returns were mixed but generally positive during the year ended November 30. Although a number of foreign equity markets experienced gains that rivaled or exceeded those of the U.S. stock market, the Morgan Stanley EAFE(R) Index--a broad measure of international stock performance--returned just 11.76% (in U.S. dollar terms) during the period.

   Part of the EAFE(R)'s underperformance relative to the U.S. stock market was a result of the stronger U.S. dollar. The dollar rose by 6% against the German mark and 13% against the Japanese yen during the year. But even if the currency translation is eliminated (see the accompanying table), the EAFE(R)'s return still fell short of the U.S. stock market's performance. The main reason was the performance of the two largest EAFE(R) components, Japan and the United Kingdom. These two markets, which together make up more than half of the EAFE(R), produced fairly modest gains compared to those in the U.S. and elsewhere.

   Among specific countries, the stock markets in northern Europe posted strong gains, with the Netherlands, France and the Scandinavian countries each returning more than 30%. Several Eastern European countries, including Poland and the Czech Republic, also produced solid returns. Hong Kong was the top performer among Asian markets, while the Venezuelan stock market led the emerging markets with a return of over 200% during the period (reduced to just under 100% by currency losses).


Foreign Bonds

   In general, foreign bond markets outperformed the U.S. bond market during the year ended November 30, but currency losses evened the score for U.S. investors. The Salomon Brothers Non-U.S. World Government Bond Index, a broad index of foreign bonds, posted a total return of 5.72% in U.S. dollar terms during the one-year period, compared with a 5.98% return for the Salomon Brothers Broad Investment Grade Bond Index, a broad index of domestic bonds. But in local currencies, the foreign bond index returned 10.70%.

   Many foreign bond markets, especially those in Europe, benefited from slow economic growth and a trend toward fiscal responsibility. Most European governments spent the past year lowering short-term interest rates while trying to reduce their budget deficits before the European monetary union occurs in 1999. Lower rates and smaller deficits are both favorable for bond prices, and market returns reflected these conditions.

   The best performers during the one-year period were the "high-yielding" countries in western Europe (Italy, Spain, Sweden). In the past, bond issuers in these countries were forced to pay higher yields on their bonds because of the threat of currency devaluations. However, the currency concerns are disappearing because these countries are expected to join the European monetary union, which will have a more stable currency. As a result, the yields in these countries are converging with the rest of the continent. Two years ago, Italian 10-year bonds were yielding around 12%, while comparable German bonds had a yield of 7%. More recently, Italian bonds yielded about 8%, compared to a 6% yield for German bonds. This spread should continue to narrow as Economic and Monetary Union approaches.


 FOREIGN STOCK MARKET PERFORMANCE

 For the one-year period ended November 30, 1996

 Morgan Stanley EAFE(R)Index (in U.S. dollars)       11.76%
 Morgan Stanley EAFE(R)Index (in local currencies)   16.62%


 FOREIGN BOND MARKET PERFORMANCE

 For the one-year period ended November 30, 1996

 Salomon Brothers Non-U.S. World Government
    Bond Index (in U.S. dollars)                      5.72%
 Salomon Brothers Non-U.S. World Government
    Bond Index (in local currencies)                 10.70%

4     Period Overview                               American Century Investments


                                 CAPITAL MANAGER


                                                                       6 MONTHS(2)     1 YEAR     LIFE OF FUND(3)


AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Capital Manager ..................................................      8.82%        15.58%         17.65%
   S&P 500(4) .......................................................     14.41%        27.87%         33.14%
   Lehman Aggregate
   Bond Index(4) ....................................................      7.31%         6.07%         11.71%
   Three-Month Treasury Bill(4) .....................................      2.55%         5.13%          5.40%
   Avg. Flexible Portfolio Fund(5) ..................................      8.50%        16.33%         20.60%
   Fund's Ranking Among
   Flexible Portfolio Funds(6) ......................................      --      95 out of 179  110 out of 143

(1)  Returns are defined in the Glossary on page 25.
(2)  Not annualized.
(3)  Inception date was December 1, 1994.
(4)  See page 24 for more information about these comparative indices.
(5)  According to Lipper Analytical Services. See page 24 for more information about Lipper and the fund's category.
(6)  Rankings determined by Lipper based on average annual total returns for the periods indicated.


[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

$10,000
investment
made 12/1/94


                  Capital Manager           S&P 500                    Lehman Aggregate          3-Month T-Bill
   12/1/94       $10000                    $10000                     $10000                    $10000
   12/31/94       10130                     10305                      10069                     10047
   1/31/95        10230                     10555                      10268                     10095
   2/28/95        10470                     10936                      10512                     10144
   3/31/95        10710                     11305                      10577                     10192
   4/30/95        10901                     11621                      10725                     10240
   5/31/95        11244                     12043                      11140                     10288
   6/30/95        11324                     12381                      11221                     10336
   7/31/95        11507                     12774                      11196                     10382
   8/31/95        11497                     12770                      11331                     10429
   9/30/95        11700                     13362                      11442                     10475
   10/31/95       11659                     13295                      11590                     10521
   11/30/95       11966                     13841                      11764                     10568
   12/31/95       12137                     14164                      11929                     10614
   1/31/96        12399                     14625                      12008                     10658
   2/29/96        12472                     14727                      11800                     10701
   3/31/96        12498                     14923                      11718                     10745
   4/30/96        12635                     15123                      11652                     10789
   5/31/96        12710                     15469                      11628                     10834
   6/30/96        12714                     15590                      11784                     10880
   7/31/96        12565                     14878                      11817                     10926
   8/31/96        12703                     15158                      11797                     10972
   9/30/96        13005                     16069                      12002                     11018
   10/31/96       13262                     16490                      12268                     11064
   11/30/96       13830                     17699                      12478                     11110

Value on 11/30/96

S&P 500
$17,699

Capital
Manager
$13,830

Lehman
Aggregate
$12,478

3-Month T-Bill
$11,110

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.

[pie chart]

ASSET ALLOCATION (as of November 30, 1996)

Percent of Fund Investments

o   U.S. Stocks 35.3%
o   Foreign Stocks 9.3%
o   U.S. Bonds 36.5%
o   Foreign Bonds 5.3%
o   Money Market
     Securities 11.1%
o   Natural Resources--
     Linked Investments 2.5%

See page 24 for the fund's neutral asset mix.


Annual Report                                              Capital Manager     5


                                 CAPITAL MANAGER


Management Q & A

   An interview with Jeff Tyler, vice president and lead portfolio manager of American Century Capital Manager.


How did the fund perform?

   For the fiscal year ended November 30, 1996, the fund posted a total return of 15.58%, compared with the 13.58% return of the fund's benchmark (defined on page 24) and the 16.33% average return of the 179 "Flexible Funds" tracked by Lipper Analytical Services. (See the Average Annual Returns table on the preceding page for other fund performance comparisons.)



Why did the fund outperform its benchmark?

   The fund's overweighting in foreign stocks was a benefit, as was having a reduced cash position. Stock selection among both the fund's U.S. and foreign stock holdings also added value to the fund's return compared to the benchmark.



Why did the fund underperform its peer group average?

   I would hesitate to call this group the fund's "peers." The fund is managed more conservatively than most of the funds in this group, and that tends to be a handicap when the financial markets--especially stocks--are performing well. In addition, the fund has a relatively rigid asset allocation structure, whereas many of its "peers" have a great deal of flexibility in their asset selection.



Did the fund's asset mix change much during the fiscal year?

   The adjustments we made over the past year occurred primarily among the fund's domestic holdings. At the beginning of the period, we overweighted U.S. stocks and underweighted U.S. bonds. After domestic stocks rose and bonds suffered losses in the first half of 1996, we reversed our position by taking profits from some of the fund's U.S. stocks and investing the proceeds in U.S. bonds. By the end of the year, the fund returned to a roughly neutral asset mix, with the only exception being our consistent overweighting in foreign stocks and a corresponding underweighting in cash.



In the fund's semiannual report six months ago, you had a pretty negative outlook on the domestic stock market, but now you've taken a more neutral position with the fund's U.S. stock holdings. Why the reversal?

   Six months ago, the S&P 500 had risen by more than 50% in a year and a half, and we simply felt there were better investment values elsewhere. But conditions remained favorable for stocks--economic growth moderated, inflation remained low, corporate earnings growth held up and cash flows kept pouring into the market. So, we gradually brought the fund's domestic stock holdings back up to neutral. As it turns out, this portion of the portfolio played a key role in the fund's return during the period--the fund's domestic stocks are primarily concentrated in

[bar graph - data below]

CAPITAL MANAGER FISCAL YEAR-BY-YEAR RETURNS
(Years ended November 30)

                  Capital Manager           Benchmark
   1995           20.12%                    21.99%
   1996           15.58%                    13.58%


This chart illustrates the historical year-by-year volatility of the fund's returns since its inception. The fund's total returns include operating expenses, while the benchmark's returns do not. See page 24 for a definition of the fund's benchmark.

6     Capital Manager                               American Century Investments


                                 CAPITAL MANAGER


larger companies, and these stocks produced tremendous gains during the last three months of the period.



Any lingering skepticism about the outlook for U.S. stocks?

   Looking back at the market's 75% gain over the past two years, it's hard not to get a little bit of vertigo. Our two biggest concerns about the domestic stock market going forward are slowing corporate earnings growth and rising labor costs. A slower U.S. economy will likely lead to a slowdown in the growth of corporate profits, and the recent record lows in unemployment suggest that we could see increased wage pressures in 1997.

   Despite these reservations, we do see some potential value in the domestic stock market, especially among smaller companies. Small-cap stocks have lagged their large-cap counterparts in recent months and are therefore relatively attractive. One significant factor may be capital gains legislation--if Congress passes a reduction in the capital gains tax rate, it could be the catalyst for a rally among small-cap stocks.




Looking forward, how do you plan to position the fund over the next six months?

   We currently see more value overseas than we do domestically. As a result, we'll probably maintain the fund's neutral weightings in U.S. stocks and U.S. bonds while overweighting foreign stocks and bonds.




The fund has been overweighted in foreign stocks almost since its inception two years ago. Do you still think this is an attractive sector?

   Absolutely. The incredible performance of U.S. stocks over the past couple of years has overshadowed some solid returns from foreign equities. From a relative value perspective, foreign stocks continue to look more attractive to us than U.S. equities.


 FUND'S U.S. STOCKS (as of November 30, 1996)
    Number of Companies   141
    Dividend Yield       1.96%
    Price/Earnings Ratio 16.0

                                            % of Fund's    % of
                                            U.S. Stocks    Fund

    Top 5 U.S. Stocks
    Atlantic Richfield Co.                    2.9%         1.1%
    BankAmerica Corp.                         2.8%         1.1%
    SBC Communications Inc.                   2.5%         0.9%
    American International Group, Inc.        2.4%         0.9%
    Travelers Group, Inc.                     2.3%         0.9%



 FUND'S FOREIGN STOCKS (as of November 30, 1996)
    Number of Companies    55
    Dividend Yield       2.08%
    Price/Earnings Ratio 34.1

                                                % of Fund's      % of
                                    Country    Foreign Stocks    Fund

    Top 5 Foreign Stocks
    Indochina Goldfields, Ltd.       Canada        4.8%         0.4%
    Toyota Motor Corp.               Japan         3.6%         0.3%
    Sanofi SA                        France        2.9%         0.3%
    Bayer AG                         Germany       2.9%         0.3%
    Hang Seng Bank                  Hong Kong      2.8%         0.3%


[pie chart]

   Percent of Fund's Foreign Stocks

   Asia/Pacific 48.6%
   Europe 44.0%
   Americas
   (excluding U.S.) 7.4%

Annual Report                                             Capital Manager      7


                                 CAPITAL MANAGER


   Foreign markets should benefit from better economic conditions--while the U.S. economy is slowing, economies in other parts of the world are just beginning to rebound. Europe in particular should benefit from resurgent economic growth and government deficit-reduction efforts. The one puzzling area is Japan, where the stock market has been as inconsistent as the country's economic fortunes. We are keeping a close eye on the Japanese economy because its performance has profound implications for both foreign stock markets and the U.S. bond market.



What's the connection between the Japanese economy and the U.S. bond market?

   In the U.S., economic growth and inflation have been relatively moderate and steady over the past five years, at 2% and 3%, respectively. But the bond market has been surprisingly volatile despite such calm economic conditions. One of the main causes of this volatility has been the fluctuating demand for bonds from foreign central banks, especially the Bank of Japan (BOJ).

   In an effort to pull the Japanese economy out of recession, the BOJ lowered interest rates and took steps to weaken the Japanese currency. To weaken the yen, the BOJ purchased U.S. dollars and invested them in U.S. bonds. As a result, the BOJ has become a major factor in the U.S. bond market over the past five years. If the Japanese economy recovers more fully in 1997, demand from the BOJ for U.S. bonds would likely decline, and this could have a significant impact on the domestic bond market and U.S. interest rates.



What else do you see in store for the U.S. bond market?

   The U.S. economy slowed during the last half of 1996 from the rapid pace it established earlier in the year. If these moderate economic conditions persist, we expect bonds to trade in a fairly narrow range over the next few months.
However, we're watching a couple of factors closely. As I mentioned before, we're concerned about the potential impact of rising labor costs on inflation. We're also keeping an eye on the 105th Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have an effect on bond prices in 1997.

Investment terms are defined in the Glossary on page 25.


 FUND'S U.S. BONDS (as of November 30, 1996)
    Number of Issues               34
    Weighted Average Maturity    7.50 years
    Average Duration             4.69 years

[pie chart]

Percent of Fund's U.S. Bonds

o   U.S. Treasury Notes 35.6%
o   Mortgage-Backed
     Securities 28.0%
o   Corporate Bonds 16.5%
o   U.S. Government Agency
     Securities 10.0%
o   U.S. Treasury Bonds 9.9%


 FUND'S FOREIGN BONDS (as of November 30, 1996)
    Number of Issues              14
    Weighted Average Maturity   5.35 years
    Average Duration            4.54 years

[pie chart]

Percent of Fund's Foreign Bonds

o   Europe 80.2%
o   Asia/Pacific 15.4%
o   Americas
    (excluding U.S.) 4.4%

8     Capital Manager                               American Century Investments


                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

 COMMON STOCKS

AEROSPACE & DEFENSE -- 0.8%
     1,700  Gencorp, Inc.               $     31,450
      1,700 General Dynamics Corp.           125,375
     6,500  Litton Industries, Inc.(1)       303,875
      1,400 United Technologies Corp.        196,350
                                             -------
                                             657,050
                                             -------

AIRLINES -- 0.7%
      2,100 AMR Corporation(1)               191,625
     4,900  Delta Airlines, Inc.             368,725
                                             -------
                                             560,350
                                             -------

AUTOMOBILES & AUTO PARTS -- 1.4%
      7,600 Chrysler Corp.                   269,800
      6,200 Ford Motor Co.                   203,050
      5,500 General Motors Corp.             316,938
     10,000 Toyota Motor Corp. ORD           273,407
       200  Volkswagen AG ORD                 80,119
                                           ---------
                                           1,143,314
                                           ---------

BANKING -- 3.1%
     25,100 Australia & New Zealand Banking
               Group Ltd. ORD                165,438
      4,800 Banc One Corp.                   228,600
     2,100  Banco Bilbao Vizcaya, S.A. ORD   106,044
      8,400 BankAmerica Corp.                865,200
      2,000 Credit Commercial de France ORD   96,787
      9,000 Development Bank of
               Singapore ORD                 116,150
      3,300 First Union Corp.                252,038
     18,000 Hang Seng Bank ORD               217,085
      3,600 NationsBank Corp.                373,050
      9,000 Sanwa Bank ORD                   148,747
                                           ---------
                                           2,569,139
                                           ---------

BROADCASTING & MEDIA -- 0.1%
      8,000 Carlton Communications Plc ORD    67,664
                                              ------

BUSINESS SERVICES & SUPPLIES -- 0.3%
     2,200  America Online, Inc.(1)           77,825
     2,000  Jacobs Engineering Group, Inc.(1) 48,250
     4,000  Manpower, Inc.                   130,500
                                             -------
                                             256,575
                                             -------

Shares                                       Value
--------------------------------------------------------------------------------

CHEMICALS & RESINS -- 2.9%
     2,200  Advanced Technology Labs, Inc.(1)$62,700
     19,000 Asahi Chemical Industries ORD    124,941
     5,500  Bayer AG ORD                     221,187
     3,500  Bio-Rad Laboratories, Inc.  CI A 104,562
     5,200  Dow Chemical Co.                 435,500
     7,200  du Pont (E.I.) de Nemours & Co.  678,600
     8,300  Morton International, Inc.       335,112
     4,500  PPG Industries, Inc.             275,625
     5,000  Sculman A, Inc.                  118,750
                                           ---------
                                           2,356,977
                                           ---------

COMMUNICATIONS SERVICES -- 3.2%
     11,100 AT&T Corp.                       435,675
      5,300 Ameritech Corp.                  312,037
      5,000 Bell Atlantic Corp.              314,375
      4,900 BellSouth Corp.                  197,837
     4,893  Lucent Technologies, Inc.        250,766
    14,500  SBC Communications Inc.          763,063
      2,000 Sprint Corp.                      83,750
     20,000 Telecom Corporation of
               New Zealand Ltd. ORD          105,437
     37,000 Telecom Italia Mobile SpA ORD     87,009
      6,000 Telefonica de Espana ORD         131,370
                                           ---------
                                           2,681,319
                                           ---------

COMPUTER SOFTWARE & SERVICES -- 0.3%
     2,250  Computer Associates
               International, Inc.           147,937
       500  SAP AG ORD                        68,391
                                             -------
                                             216,328
                                             -------

COMPUTER SYSTEMS -- 2.1%
     6,000  Chips & Technologies, Inc.(1)    126,375
     6,600  Compaq Computer Corp.(1)         523,050
     1,500  Gateway 2000, Inc.(1)             80,438
     2,500  Intel Corp.                      317,188
     3,300  International Business Machines
             Corp.                           525,938
     3,500  Medic Computer Systems, Inc.(1)  118,125
     1,500  Tektronix, Inc.                   73,125
                                           ---------
                                           1,764,239
                                           ---------

See Notes to Financial Statements

Annual Report                                             Capital Manager      9



                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER

NOVEMBER 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------


CONSTRUCTION &
PROPERTY DEVELOPMENT -- 1.2%
      5,000 Centex Corp.                  $  180,000
      1,500 Harsco Corp.                     104,625
     20,000 Henderson Land Development ORD   201,112
     18,000 Hutchison Whampoa Ltd. ORD       139,097
      3,000 Kaufman & Broad Home Corp.        38,625
      5,000 Schuller Corp.                    48,125
     20,000 Standard Pacific Corp.           117,500
      2,200 Vulcan Materials Co.             136,950
      1,000 Webb (Del) Corp.                  16,875
                                             -------
                                             982,909
                                             -------

CONSUMER PRODUCTS -- 1.4%
     6,000  Canon, Inc. ORD                  126,593
      2,200 Eastman Kodak Co.                178,200
    10,800  Hillenbrand Industries, Inc.     398,250
     1,000  Miller (Herman), Inc.             47,000
      5,000 Sankyo Co. Ltd. ORD              134,066
     25,000 Sanyo Electric Company ORD       117,143
       350  Snap-On, Inc.                     12,688
      2,000 Sony Corp. ORD                   128,176
                                           ---------
                                           1,142,116
                                           ---------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 2.1%
     6,600  Coherent, Inc.(1)                286,275
      2,500 Fluke Corp.                      107,813
      5,900 General Electric Co. (U.S.)      613,600
     6,400  Johnson Controls, Inc.           496,000
      2,500 Park Electrochemical Corp.        56,875
      1,500 Raychem Corp.                    127,875
     4,000  Rexel, Inc.(1)                    55,500
                                           ---------
                                           1,743,938
                                           ---------

ENERGY (PRODUCTION & MARKETING) -- 3.9%
      6,400 Atlantic Richfield Co.           890,400
      2,500 Chevron Corp.                    167,500
     1,700  Dresser Industries, Inc.          55,675
     20,000 Enterprise Oil Plc ORD           200,098
      1,800 Exxon Corp.                      170,325
      1,500 Occidental Petroleum Corporation  36,000
      4,100 Pan Energy Corp.                 180,400

Shares                                       Value
--------------------------------------------------------------------------------

      2,500 Petroleum Geo Services ORD(1) $   93,830
      4,100 Phillips Petroleum Co.           185,012
      1,000 Royal Dutch Petroleum
               Company ADR                   169,875
      2,000 Royal Dutch Petroleum
               Company ORD                   336,906
      4,600 Texaco Inc.                      455,975
      1,329 Total SA ORD                     106,183
      2,800 USX Marathon Group                64,050
      3,000 Union Tex Petroleum Holdings      66,750
                                           ---------
                                           3,178,979
                                           ---------

FINANCIAL SERVICES -- 5.7%
     1,500  ABN AMRO Holdings NV ORD          97,057
     4,200  American Express Credit Corp.    219,450
     2,000  AmSouth Bancorporation            99,750
     6,950  Bear Stearns Companies, Inc.     191,125
     1,000  CS Holding AG ORD(1)             106,240
     5,512  Chase Manhattan Corp.            520,884
     1,000  Edwards (A.G.), Inc.              31,250
    10,500  Federal National
               Mortgage Association          433,125
     2,900  Lehman Brothers Holdings, Inc.    84,462
    29,000  Marubeni Corporation ORD         131,297
     2,200  Merrill Lynch & Co., Inc.        176,550
     7,100  Morgan (J.P.) & Co. Inc.         670,062
     5,600  Morgan Stanley Group, Inc.       336,700
     7,000  Nomura Securities Co, Ltd. ORD   118,154
     3,800  Paine Webber Group, Inc.         103,075
     1,800  ReliaStar Financial Corp.        100,350
     6,100  Salomon, Inc.                    278,313
     2,500  Student Loan Marketing
               Association                   240,313
    15,600  Travelers Group, Inc.            702,000
     2,000  Washington Federal, Inc.          53,250
                                           ---------
                                           4,693,407
                                           ---------

FOOD & BEVERAGE -- 0.7%
       250  Nestle SA ORD                    270,865
      5,800 Sara Lee Corp.                   227,650
      5,000 Whitbread Plc ORD                 64,443
                                             -------
                                             562,958
                                             -------

See Notes to Financial Statements

10    Capital Manager                               American Century Investments


                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER
NOVEMBER 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------


GOLD & NATURAL RESOURCE
LINKED INVESTMENTS -- 2.5%
      4,000  Ashanti Goldfields GDR (Acquired
               4-17-95, Cost $101,500)(2) $   57,500
     10,000  Barrick Gold Corporation        300,000
     12,000  Cambior, Inc.                   180,000
     20,000  Dayton Mining Corp. ORD(1)      108,869
      8,000  Diamond Fields International
               ORD(1)                          1,777
      8,000  Driefontein Consolidated, Ltd.
               ORD                            91,057
      8,000  Echo Bay Mines Ltd.              49,500
      5,900  Freeport McMoran Copper & Gold  176,262
     37,500  Indochina Goldfields, Ltd. ORD
               (Acquired 10-22-96 through
               10-28-96, Cost $269,196)(1)(2)363,822
      5,100  Newmont Mining Corporation      244,162
      5,000  Placer Dome, Inc.               118,125
     11,000  Santa Fe Pacific Gold Company   126,500
     50,000  South Pacific
               Resources Corp. ORD(1)        140,715
     13,000  TVX Gold, Inc. ORD(1)            91,000
                                           ---------
                                           2,049,289
                                           ---------

HEALTHCARE -- 0.1%
      4,400 Rotech Medical Corp.(1)           74,800
                                              ------
INDUSTRIAL EQUIPMENT & MACHINERY -- 2.5%
      2,000 Case Corp.                       105,000
      4,000  Caterpillar Inc.                316,500
      2,200 CDI Corp.(1)                      64,075
      9,800 Dover Corp.                      523,075
      3,000 Foster Wheeler Corp.             108,375
      4,900 Global Industrial Technologies,
             Inc.(1)                         100,450
      8,100 Ingersoll Rand Co.               376,650
        200  Mannesmann AG ORD                83,368
      1,800 Measurex Corp.                    44,325
     24,000 Mitsubishi Heavy Industries
             Ltd. ORD                        196,220
      1,000 SMC Corporation ORD               67,868
      5,000 United Engineers Ltd. ORD         45,311
                                           ---------
                                           2,031,217
                                           ---------

Shares                                       Value
--------------------------------------------------------------------------------


INSURANCE -- 2.7%
     1,200  American Bankers
               Insurance Group, Inc.    $     58,463
     6,500  American International
               Group, Inc.                   747,500
      1,000 Axa SA ORD                        60,042
        500 CNA Financial Corp.(1)            53,750
      1,400 CIGNA Corp.                      197,925
      2,000 Equitable of Iowa Companies       49,500
      1,000 Fremont General Corp.             31,125
      3,400 General Re Corp.                 573,750
        600 Loews Corp.                       55,650
      9,000 Old Rep International Corp.      244,125
     10,000 Prudential Corp. Plc ORD          81,973
        300 Zeurich Versicherun ORD(1)        84,992
                                           ---------
                                           2,238,795
                                           ---------

LEISURE -- 0.4%
     8,000  King World Productions, Inc.     305,000
                                             -------

MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
      6,000 Becton Dickinson & Company       252,000
      3,100 Nellcor Puritan Bennett, Inc.(1)  64,325
      1,000 United States Surgical Corp.      40,125
                                             -------
                                             356,450
                                             -------

METALS & MINING -- 0.1%
     1,000  Texas Industries, Inc.            56,875
                                              ------
PHARMACEUTICALS -- 3.7%
      4,900 Amgen Inc.(1)                    298,287
      4,000 Astra AB ORD                     191,514
      5,900 Bristol Myers Squibb             671,125
      1,600 Genetics Institute, Inc.(1)      108,800
     10,000 Genzyme Corp.(1)                 227,500
     10,000 Glaxo Wellcome Plc ORD           164,493
      6,200 Johnson & Johnson                329,375
      5,900 Merck & Co., Inc.                489,700
      2,100 OrNda HealthCorp(1)               61,163
      1,000 Pfizer, Inc.                      89,625
        150 Sandoz AG ORD                    174,349
      2,500 Sanofi SA ORD                    223,795
                                           ---------
                                           3,029,726
                                           ---------

See Notes to Financial Statements

Annual Report                                             Capital Manager     11


                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER
NOVEMBER 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------

PUBLISHING -- 0.4%
     2,500  Gibson Greetings, Inc.(1) $       47,187
     6,500  Media General, Inc.              206,375
     11,400 News Corporation Ltd. ORD         60,894
                                             -------
                                             314,456
                                             -------

RETAIL -- 2.1%
     15,000 Boots Company Plc ORD            159,911
     2,800  CompUSA, Inc.(1)                 126,000
      2,400 Dayton Hudson Corp.               93,300
     4,400  Gap, Inc.                        141,350
     3,000  Ito-Yokado Co., Ltd. ORD         151,648
     6,100  Longs Drug Stores, Inc.          305,762
      5,000 Marui Company ORD                 94,945
     1,000  Mercantile Stores Company, Inc.   50,250
     3,700  Ross Stores, Inc.                188,238
      5,100 Ruddick Corp.                     67,575
     7,300  Sears, Roebuck & Co.             363,175
                                           ---------
                                           1,742,154
                                           ---------

TOBACCO -- 0.5%
     4,300  Philip Morris Companies Inc.     443,438
                                             -------
TRANSPORTATION -- 0.4%
      5,700 CSX Corp.                        266,475
      3,000 Kysor Industrial Corp.            91,500
                                             -------
                                             357,975
                                             -------

UTILITIES (ELECTRIC) -- 0.8%
     5,500  NIPSCO Industries, Inc.          213,125
      9,000 Tokyo Electric Power ORD         203,340
      1,000 United Illuminating Co.           33,375
      3,000 VEBA AG ORD                      175,347
                                             -------
                                             625,187
                                             -------

UTILITIES (NATURAL GAS) -- 0.6%
     2,700  Columbia Gas System, Inc.        174,487
      1,000 Eastern Enterprises               37,500
     1,600  Indiana Energy, Inc.              38,600
      6,400 Pacific Enterprises              196,000
      1,000 People's Energy Corp.             36,250
                                             -------
                                             482,837
                                             -------

TOTAL COMMON STOCKS-- 47.1%               38,685,461
    (Cost $32,447,666)                    ----------

Principal Amount                             Value
--------------------------------------------------------------------------------


 U.S. TREASURY SECURITIES
$2,000,000  U.S. Treasury Notes, 5.50%,
               11-15-98                 $  1,996,240
 5,000,000  U.S. Treasury Notes, 7.75%,
               11-30-99                    5,276,550
 2,000,000  U.S. Treasury Notes, 5.50%,
               12-31-00                    1,979,060
 1,400,000  U.S. Treasury Notes, 6.50%,
               5-15-05                     1,442,434
 1,125,000  U.S. Treasury Bonds, 12.00%,
               8-15-13                     1,651,635
 1,050,000  U.S. Treasury Bonds, 8.75%,
               5-15-17                     1,320,701
                                          ----------
TOTAL U.S. TREASURY SECURITIES -- 16.7%   13,666,620
   (Cost $13,269,040)                     ----------


 U.S. GOVERNMENT AGENCY SECURITIES
 1,350,000  FHLMC, 7.93%, 1-20-05          1,488,375
   500,000  FNMA, 6.45%, 6-10-03             494,060
 1,000,000  FNMA, 8.20%, 12-23-96          1,001,857
                                           ---------
TOTAL U.S. GOVERNMENT AGENCIES -- 3.6%     2,984,292
   (Cost $2,899,306)                       ---------


 MORTGAGE-BACKED SECURITIES(3)
    53,150  FNMA Pool #343829, 6.50%,
               4-1-11                         52,701
   952,726  FNMA Pool #341477, 6.50%,
               5-1-11                        944,685
   296,495  FNMA Pool #346400, 6.50%,
               5-1-11                        293,992
   619,136  FNMA Pool #346779, 6.50%,
               5-1-11                        613,911
   432,278  GNMA Pool #351417, 7.00%,
               1-15-24                       431,600
   256,498  GNMA Pool #361446, 8.00%,
               7-15-24                       264,832
   409,852  GNMA Pool #377238, 8.50%,
               7-20-24                       426,762
   336,141  GNMA Pool #355903, 8.00%,
               9-15-24                       347,062

See Notes to Financial Statements

12    Capital Manager                               American Century Investments


                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER

NOVEMBER 30, 1996

Principal Amount                             Value
--------------------------------------------------------------------------------

$1,242,593  GNMA Pool #404303, 8.25%,
               10-15-24                  $ 1,290,731
   277,085  GNMA Pool #001991, 9.00%,
               4-20-25                       291,631
   862,328  GNMA Pool #9297, 8.25%,
               7-20-25                       885,906
   493,688  GNMA Pool #412177, 7.00%,
               9-15-25                       491,066
   304,204  GNMA Pool #425081, 7.50%,
               2-15-26                       308,576
   500,348  GNMA Pool #402680, 8.00%,
               5-15-26                       515,669
   502,890  GNMA Pool #417068, 8.00%,
               5-15-26                       518,288
   692,306  GNMA Pool #002273, 9.00%,
               8-20-26                       729,950
                                           ---------
TOTAL MORTGAGE-BACKED
SECURITIES-- 10.2%                         8,407,362
   (Cost $8,213,085)                       ---------


 CORPORATE BONDS
   300,000  Citizens Utilities Company, 7.60%,
               6-1-06                        322,671
   600,000  Ford Motor Credit Co., 6.25%,
               11-8-00                       600,588
   400,000  Hanson Overseas BV, 6.75%,
               9-15-05                       402,944
   500,000  Japanese Financial Corp. for
               Municipal Enterprises, 7.375%,
               4-27-05                       530,578
   500,000  Korea Development Bank, 6.25%,
               5-1-00                        501,208
   500,000  Lockheed Martin Corp., 7.25%,
               5-15-06                       521,816
   500,000  Merrill Lynch & Co., Inc., 8.00%,
               2-1-02                        536,510
 1,000,000  Midland Bank Plc, 6.95%, 3-15-11 997,530
   500,000  News America Holdings, 9.125%,
               10-15-99                      538,420
                                           ---------
TOTAL CORPORATE BONDS-- 6.0%               4,952,265
   (Cost $4,881,337 )                      ---------


Principal Amount                             Value
--------------------------------------------------------------------------------

 FOREIGN CORPORATE BONDS -- 0.9%
DEM  1,100,000 Rheinische Hypobank, 5.625%,
                  7-3-01                 $   740,675
   (Cost $ 1,225,039)                        -------


 SOVEREIGN GOVERNMENTS & AGENCIES
DEM    600,000 Federal Republic of Germany,
                  6.00%, 9-15-03             406,484
CAD    250,000 Government of Canada, 6.50%,
                  6-1-04                     193,564
FRF    700,000 Government of France, 7.00%,
                  11-12-99                   144,914
NLG    200,000 Government of Netherlands,
                  8.25%, 2-15-02             133,754
ESP 25,000,000 Government of Spain, 10.50%,
                  10-30-03                   231,960
JPY 50,000,000 Inter American Development
                  Bank, 4.50%, 3-20-03       505,411
BEF  4,000,000 Kingdom of Belgium, 9.00%,
                  6-27-01                    148,202
DKK  1,000,000 Kingdom of Denmark, 8.00%,
                  5-15-03                    187,172
SEK  1,000,000 Kingdom of Sweden, 13.00%,
                  6-15-01                    189,004
AUD    200,000 Queensland Treasury Corporation
                  Global Note, 8.00%,
                  7-14-99                    168,692
ITL200,000,000 Republic of Italy, 9.50%,
                  12-1-97                    134,749
JPY 70,000,000 Republic of Italy, 3.50%,
                  6-20-01                    664,902
GBP    300,000 United Kingdom Treasury,
                  8.00%, 6-10-03             526,835
                                             -------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES-- 4.4%                          3,635,643
   (Cost $2,958,174)                       ---------


See Notes to Financial Statements

Annual Report                                             Capital Manager     13


                             SCHEDULE OF INVESTMENTS
                                 CAPITAL MANAGER

NOVEMBER 30, 1996

Principal Amount                             Value
--------------------------------------------------------------------------------


COMMERCIAL  PAPER & OTHER  SHORT-TERM  INVESTMENTS(4)
 $ 300,000 American Family Financial Services,
               5.24%, 2-13-97          $     296,656
   463,000  Banque Nationale de Paris, 5.17%,
               12-31-96                      460,798
   550,000  Emerson Electric, 5.17%, 12-2-96 549,911
   800,000  Ford Motor Credit Corp., 5.17%,
               12-3-96                       799,531
   500,000  General Re Corp., 5.17%,
               12-16-96                      498,751
   540,000  Hitachi Credit America Corp., 5.17%,
               12-23-96                      538,099
   541,000  Hitachi Credit America Corp., 5.22%,
               4-30-97                       528,860
   165,000  IMI Funding Corp. (USA), 5.24%,
            2-18-97                          163,002
   800,000  Kingdom of Sweden, 5.25%, 2-3-97 792,316
   570,000  Merrill Lynch & Co., Inc., 5.25%,
               1-30-97                       564,784
 1,000,000  Mitsubishi International, 5.25%,
               1-10-97                       993,668
 1,500,000  Morgan Guaranty Euro Certificate
               of Deposit, 5.45%, 2-7-97   1,484,705
   500,000  Morgan Stanley Group, Inc., 5.25%,
               1-27-97                       495,650
   289,000  Paccar Financial Corp., 5.25%,
               1-17-97                       286,830
                                            --------
TOTAL COMMERCIAL PAPER &
OTHER SHORT-TERM INVESTMENTS -- 10.3%      8,453,561
   (Cost $8,470,794)                       ---------



 TEMPORARY CASH INVESTMENTS -- 0.8%
Repurchase Agreement (Sanwa Bank), 5.70%,
   due 12-2-96, collateralized by $632,000 par value
   U.S. Treasury Notes, 7.50%, due 11-15-01
   (Delivery value $664,315)(5)              664,000
   (Cost $664,000)                           -------


TOTAL INVESTMENT SECURITIES -- 100.0%    $82,189,879
   (Cost $75,028,441)                    ===========


 FUTURES CONTRACTS

                             Underlying
                 Expiration  Face Amount   Unrealized
   Purchased        Date      at Value        Gain
--------------------------------------------------------
  2 S&P500        December
    Futures         1996       $758,250     $97,250
                               ========     =======

Notes to  Schedule  of  Investments
ADR = American Depositary Receipt
AUD = Australian Dollar
BEF = Belgian Franc
CAD = Canadian Dollar
DKK = Danish Krone
DEM = German Mark
ESP = Spanish Peseta
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
ITL = Italian Lira
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
SEK = Swedish Krona
(1) Non-income producing
(2)Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1996, was $421,322, which represented 0.5% of the net assets of the Capital Manager Fund.
(3)Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.
(4)Rates disclosed represent effective yield to maturity as of November 30, 1996.
(5) Security has been segregated at the custodian bank for futures contracts.


14    Capital Manager                               American Century Investments

                       STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS
Investment securities, at value (identified cost of $75,028,441) (Note 3) ..... $82,189,879
Foreign currency holdings, at value (identified cost of $1,014) ...............       1,005
Receivable for investments sold ...............................................         436
Receivable for variation on futures contracts (Note 1) ........................     122,510
Receivables for capital shares sold ...........................................      56,174
Dividends and interest receivable .............................................     735,928
Prepaid expenses and other assets .............................................      58,537
                                                                                     ------
                                                                                 83,164,469
                                                                                 ----------

 LIABILITIES
Disbursements in excess of demand deposit cash ................................      28,846
Payable for capital shares redeemed ...........................................      83,313
Payable to affiliates (Note 2) ................................................      60,305
Accrued expenses and other liabilities ........................................       2,153
                                                                                      -----
                                                                                    174,617
                                                                                    -------
Net Assets Applicable to Outstanding Shares ................................... $82,989,852
                                                                                ===========


 CAPITAL SHARES, $10.00 PAR VALUE
Outstanding (unlimited number of shares authorized) ...........................   6,435,426
                                                                                  =========
Net Asset Value Per Share .....................................................  $    12.90
                                                                                 ==========

 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................................... $71,103,547
Undistributed  net  investment  income ........................................     706,324
Accumulated  undistributed  net realized gain from
  investment and foreign  currency  transactions ..............................   3,921,444
Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) .......................   7,258,537
                                                                                  ---------
                                                                                $82,989,852
                                                                                ===========

See Notes to Financial Statements

Annual Report                          Statement of Assets and Liabilities    15



                             STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996

 INVESTMENT INCOME
Income:
Interest ........................................................ $2,526,987
Dividends (net of foreign taxes withheld of $19,782) ............    651,277
                                                                   ---------
                                                                   3,178,264
                                                                   ---------
Expenses (Note 2):
Investment advisory fees ........................................    473,371
Administrative fees .............................................     78,439
Transfer agency fees ............................................     87,034
Custodian fees ..................................................     58,481
Printing and postage ............................................     49,967
Auditing and legal fees .........................................     41,229
Registration and filing fees ....................................     27,132
Directors' fees and expenses ....................................     21,720
Organizational expenses .........................................     16,598
Telephone expenses ..............................................      8,049
Other operating expenses ........................................      1,030
                                                                       -----
  Total expenses ................................................    863,050
Custodial earnings credits (Note 4) .............................       (619)
Amount waived (Note 2) ..........................................   (140,418)
                                                                    --------
  Net expenses ..................................................    722,013
                                                                     -------
Net investment income ...........................................  2,456,251
                                                                   ---------


 REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain on:
Investments .....................................................  3,662,937
Foreign currency transactions ...................................    139,841
                                                                     -------
                                                                   3,802,778
                                                                   ---------
Change in net unrealized appreciation (depreciation) on:
Investments .....................................................  4,192,704
Translation of assets and liabilities in foreign currencies .....    (84,595)
                                                                     -------
                                                                   4,108,109
                                                                   ---------
Net realized and unrealized gain on
investments and foreign currency ................................  7,910,887
                                                                   ---------
Net Increase in Net Assets
Resulting from Operations .......................................$10,367,138
                                                                 ===========

See Notes to Financial Statements

16    Statement of Operations                       American Century Investments

                                            STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED NOVEMBER 30, 1996 AND NOVEMBER 30, 1995

Increase in Net Assets                                                     1996             1995

 OPERATIONS
Net investment income ..............................................   $  2,456,251    $  1,172,478
Net realized gain on investments and foreign currency transactions .      3,802,778       1,002,805
Change in net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies ..................      4,108,109       3,150,428
                                                                          ---------       ---------
Net increase in net assets resulting from operations ...............     10,367,138       5,325,711
                                                                         ----------       ---------


 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .........................................     (2,084,783)       (846,212)
From net realized gains on investment transactions .................       (817,408)           --
                                                                           --------        --------
Decrease in net assets from distributions to shareholders ..........     (2,902,191)       (846,212)
                                                                         ----------        --------


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................................     50,647,741      62,385,736
Proceeds from reinvestment of distributions ........................      2,787,490         801,795
Payments for shares redeemed .......................................    (29,066,856)    (16,610,500)
                                                                        -----------     -----------
Net increase in net assets from capital shares transactions ........     24,368,375      46,577,031
                                                                         ----------      ----------
Net increase in net assets .........................................     31,833,322      51,056,530


NET ASSETS
Beginning of year ..................................................     51,156,530         100,000
                                                                         ----------         -------
End of year ........................................................   $ 82,989,852    $ 51,156,530
                                                                       ============    ============

Undistributed net investment income ................................   $    706,324    $    326,266
                                                                       ============    ============


 TRANSACTIONS IN SHARES OF THE FUND:
Sold ...............................................................      4,251,362       5,827,372
Issued in reinvestment of distributions ............................        238,336          71,953
Redeemed ...........................................................     (2,428,334)     (1,535,263)
                                                                         ----------      ----------
Net increase .......................................................      2,061,364       4,364,062
                                                                          =========       =========

See Notes to Financial Statements

Annual Report                          Statements of Changes in Net Assets    17


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Manager Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Capital Manager (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to seek to maximize total return (capital appreciation plus dividend income) consistent with prudent investment risk. The Fund seeks to achieve this objective by allocating its assets among U.S. equity securities, U.S. fixed-income securities, money market instruments, foreign equity and fixed-income securities, and securities of companies with substantial gold-related assets and natural resources linked investments. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Foreign Currency Transactions--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

   Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

   Forward Foreign Currency Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

   Futures Contracts--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

18    Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

   Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

   Income Tax Status--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

   Supplementary Information--Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, BMC, the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Organization Costs--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending November 1999.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Trust has entered into an investment advisory agreement with BMC that provides the Fund with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly based on the Fund's average daily closing net assets during the previous month. The annual investment advisory fee is as follows:

          0.65% of the first $100 million
          0.60% of the next $100 million
          0.55% of the next $100 million
          0.50% of the next $100 million
          0.45% of the next $100 million
          0.37% of the next $1 billion
          0.34% of the next $1 billion
          0.31% of the next $1 billion
          0.30% of the next $1 billion
          0.29% of the next $1 billion
          0.28% of the next $1 billion
          0.27% of the net assets over $6.5 billion

   The Trust has entered into an administrative services and transfer agency agreement with ACSC. The agreement was formerly with Benham Financial Services, Inc. Under the agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts, and average daily closing net assets of all funds advised by BMC.

   The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to 1.00% of the Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.


Annual Report                                Notes to Financial Statements    19



                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

   The payable to affiliates as of November 30, 1996, based on the above agreements was as follows:

Investment Advisor ........................  $33,775
Administrative Services ...................    6,350
Transfer Agent ............................   20,180
                                            --------
                                             $60,305
                                            ========

   The Trust has a distribution agreement with ACIS, which is responsible for promoting sales of and distributing the Fund's shares. This agreement was formerly with Benham Distributors, Inc.


--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended November 30, 1996, totaled $38,998,289 for common stocks, $27,194,504 for U.S. Treasury and Agency obligations and $10,485,786 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $32,227,022 for common stocks, $16,797,924 for U.S. Treasury and Agency obligations and $6,937,258 for other debt obligations. On November 30, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $75,092,587 for federal income tax purposes, was $7,097,292, consisting of unrealized appreciation of $7,726,354 and unrealized depreciation of $629,062.


--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   The Fund's Statement of Operations reflects custodial earnings credits. This amount is used to offset the custody fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. The ratios of expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                        NEW NAMES                                     FORMER NAMES
   Fund's Issuer:       American Century Manager Funds                Benham Manager Funds
   Fund:                American Century Capital Manager Fund         Benham Capital Manager Fund
   Parent Company:      American Century Companies, Inc.              Twentieth Century Companies, Inc.
   Distributor:         American Century Investment Services, Inc.    Twentieth Century Securities, Inc.
   Transfer Agent:      American Century Services Corporation         Twentieth Century Services, Inc.


20    Notes to Financial Statements                 American Century Investments


                              FINANCIAL HIGHLIGHTS

                         For a Share Outstanding Throughout the Years Ended November 30,

                                                                     1996          1995

 PER-SHARE DATA
Net Asset Value,
Beginning of Year ..............................................    $11.70       $10.00
                                                                    ------       ------
Income from Investment Operations
  Net Investment Income ........................................       .41          .36
  Net Realized and Unrealized Gain
  on Investment Transactions ...................................      1.34         1.62
                                                                      ----         ----
  Total from
  Investment Operations ........................................      1.75         1.98
                                                                      ----         ----
Distributions
  From Net Investment Income ...................................      (.37)        (.28)
  From Net Realized Gains
  on Investment Transactions ...................................      (.18)          --
                                                                      ----         ----
  Total Distributions ..........................................      (.55)        (.28)
                                                                      ----         ----
Net Asset Value, End of Year ...................................    $12.90       $11.70
                                                                    ======       ======
  Total Return (1) .............................................     15.58%       20.12%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses
  to Average Net Assets (2) ....................................     1.00%         1.01%
  Ratio of Net Investment Income
  to Average Net Assets (2) ....................................     3.41%         3.70%
  Portfolio Turnover Rate ......................................       79%          100%
  Average Commission Paid per Investment Security Traded .......  $  .0208         --(3)
  Net Assets, End
  of Period (in thousands) .....................................   $82,990      $51,157

(1)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions, if any.

(2) The ratios include expenses paid through expense offset arrangements.

(3) Not computed for period indicated.

See Notes to Financial Statements

Annual Report                                         Financial Highlights    21


                          INDEPENDENT AUDITORS' REPORT

                     The Shareholders and Board of Trustees
                         American Century Manager Funds

   We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of American Century Capital Manager Fund constituting American Century Manager Funds as of November 30, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets, and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Century Capital Manager Fund as of November 30, 1996, the results of its operations for the year then ended and the statements of changes in its net assets and financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
Kansas City, Missouri
January 3, 1997

22    Independent Auditors' Report                  American Century Investments


                              IMPORTANT NOTICE FOR
                         ALL IRA AND 403(b) SHAREHOLDERS

   As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

   When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

   Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Annual Report                                             Important Notice    23


                             BACKGROUND INFORMATION


Investment Philosophy & Policies

   American Century offers four asset allocation funds, including Capital Manager. Each fund invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's risk profile, given its asset mix. The funds rely on a team management approach--although one lead manager coordinates the funds' investments, groups of managers are responsible for the active management of the individual fund components.

   Capital Manager seeks to maximize total return consistent with prudent investment risk. The fund emphasizes a balance between stocks and bonds, along with a lesser allocation of money market securities and natural resources-linked investments.


Comparative Indices

   The following comparative indices are not investment products available for purchase.

   The S&P 500 was created by Standard & Poor's Corporation and consists of the 500 largest companies traded on the New York Stock Exchange. Although the S&P 500 represents less than 10% of all U.S. stocks, these 500 companies make up approximately 70% of the total market capitalization of the U.S. stock market. As a result, the S&P 500 is considered a broad measure of the U.S. stock market.

   The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

   The Morgan Stanley Europe, Australia, Far East (EAFE(R)) Index is a widely followed group of stocks from 20 different countries.

   The Salomon Brothers Non-U.S. World Government Bond Index consists of fixed-income government bonds from 13 countries (excluding the United States).

   The Three-Month Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

   The fund's benchmark consists of a combination of the above indices, weighted to match the fund's neutral asset mix. The natural resources-linked investments are represented by the Philadelphia Gold & Stock Index.


Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in the "Flexible Portfolio Funds" category for the periods indicated. Rankings are not included for periods less than one year. The "Flexible Portfolio Funds" category includes funds that allocate their investments across various asset classes, with a focus on total return.



 THE FUND'S NEUTRAL ASSET MIX
   U.S. Stocks                             35%
   Foreign Stocks                           6%
   U.S. Bonds                              35%
   Foreign Bonds                            6%
   Cash (money market securities)          15%
   Natural Resources-Linked Investments     3%



 PORTFOLIO MANAGEMENT TEAM
   Lead Manager            Jeff Tyler
   U.S. Stocks             Phil Davidson, Glenn Fogle,
                           Dong Zhang, Peter Zuger
   Foreign Stocks          Henrik Strabo, Ted Tyson
   U.S. Bonds              Casey Colton, Bud Hoops,
                           Jeff Houston, Dave Schroeder
   Foreign Bonds           Bill Martin, Jeff Tyler
   Money Market Securities Bob Gahagan, Amy O'Donnell
   Natural Resources       Bill Martin

24    Background Information                        American Century Investments


                                    GLOSSARY


Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Total Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.


Stock Portfolio Statistics

   Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)


Bond Portfolio Statistics

   Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

   Average Duration--measures the interest rate sensitivity of a bond portfolio. Average duration, measured in years, represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point (i.e., 1%). Therefore, longer portfolio durations typically mean greater sensitivity to changes in interest rates.


Fixed-Income Security Types

   Corporate Bonds--debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

   Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

   Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that securitized the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

   U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

   U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


Annual Report                                                     Glossary    25


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American
Century(sm)

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64141-6200

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American Century Manager Funds

Investment Manager
Benham Management Corporation
Mountain View, California

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



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